Exhibit 10.3

EXECUTION COPY

SECURED PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS SECURED PROMISSORY NOTE (THE “NOTE”) HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR UPON THE RECEIPT BY THE BORROWERS OF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE BORROWERS THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

June 24, 2008

Wallingford, Connecticut

FOR VALUE RECEIVED, EACH OF DISTRIBUTED ENERGY SYSTEMS CORP., a corporation incorporated under the Laws of the State of Delaware (“DESC”), and NORTHERN POWER SYSTEMS, INC., a corporation incorporated under the Laws of the State of Delaware (together with DESC, each individually, a “Borrower” and, collectively, the “Borrowers”), jointly and severally, promises to pay to the order of Perseus Partners VII, L.P., or its registered assigns (the “Holder”), the Principal Amount (as defined below), or such lesser amount as shall then equal the outstanding Principal Amount, together with interest on the outstanding portion of the Principal Amount from the date of the issuance of the Note until the earlier of (i) the Maturity Date and (ii) the date that the entire Principal Amount is repaid in full at a rate equal to 16.5% per annum, and computed on the basis of a year consisting of 365 days in accordance with the terms set forth in the Secured Debtor-In-Possession Loan Agreement, dated as of June 24, 2008 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”), by and among the Borrowers, Proton Energy Systems, Inc., Technology Drive, LLC, Northern Power Systems Commercial Condominium Owners Association, DESC WTE Energy LLC, and NP Canada, Inc., as Guarantors, and the Holder. As used in this Note, “Principal Amount” means the aggregate amount loaned to either of the Borrowers by the Holder as reflected on Schedule A hereto, such amount not to exceed TWO MILLION DOLLARS AND NO/100THS DOLLARS ($2,000,000.00) excluding any accrued interest, fees and other expenses. The Holder shall amend Schedule A to reflect each Loan made to either Borrower by the Holder; provided, however, that the failure to amend or update such Schedule A shall not release either Borrower from its obligation to repay any Loan to the Holder. Schedule A shall be correct absent manifest error. For the avoidance of doubt, all indebtedness evidenced by this Note is separate from, in addition to, and not in substitution of, any indebtedness evidenced by any other promissory note issued by either Borrower to the Holder.

This Note is issued pursuant to the Loan Agreement.

The terms, covenants and conditions of the Loan Agreement are by this reference incorporated into this Note, including without limitation, the provisions with respect to acceleration of the maturity of this Note upon the occurrence of an Event of Default. All terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

Any provision of this Note may be amended, waived or modified upon the written consent of both Borrowers and the Holder.

This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Borrowers such legend is not required in order to ensure compliance with the Securities Act. The Borrowers may issue stop transfer instructions to its transfer agent, if any, in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Borrowers. Prior to presentation of this Note for registration of transfer, the Borrowers shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Borrowers shall not be affected by notice to the contrary.

Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by either Borrower without the prior written consent of the Holder. The Holder may assign the rights, interests or obligations under this Note, as a whole or in part, at any time, subject to compliance with the provisions of the Loan Agreement, upon written notice to the Borrowers of such assignment. Notwithstanding the foregoing, until the Borrowers receive notice in accordance with this provision, the Borrowers shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest on this Note and for all other purposes whatsoever, whether or not this Note shall be overdue.

Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered as provided in Section 8.7 of the Loan Agreement.

If action is instituted to collect this Note, the Borrowers shall pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action. Each Borrower hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

Subject to the restrictions on transfer described in this Note, the rights and obligations of the Borrowers and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the Laws of the United States of America, including but not limited to the Bankruptcy Code, and to the extent those Laws do not have an applicable rule, in which case the Laws of the State of New York, without regard to the conflict of laws provisions thereof, shall apply. IN THE EVENT OF ANY DISPUTE AMONG OR BETWEEN ANY OF THE PARTIES TO THIS NOTE ARISING OUT OF THE TERMS OF THIS NOTE, THE PARTIES HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT; PROVIDED THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THE BANKRUPTCY COURT MAY HAVE TO BE HEARD BY A COURT OTHER THAN THE BANKRUPTCY COURT; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON ANY SECURITY FOR OBLIGATIONS EVIDENCED BY THIS NOTE, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SERVICE OF PROCESS ON THE PARTIES IN ANY ACTION ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE EFFECTIVE IF MAILED TO THE PARTIES IN ACCORDANCE WITH SECTION 8.7 OF THE LOAN AGREEMENT.

[signatures appear on following page]

IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be issued as of the date first written above.

DISTRIBUTED ENERGY SYSTEMS CORP.

By:	/s/ Peter J. Tallian
Name:	Peter J. Tallian
Title:	Chief Financial Officer

NORTHERN POWER SYSTEMS, INC.

By:	/s/ Peter J. Tallian
Name:	Peter J. Tallian
Title:	Officer

[Signature Page for DIP Note]

SCHEDULE A

Date	Principal Amount of Loan
June 24, 2008		$500,000
	$
	$
	$
Total		$500,000

[Signature Page for DIP Note]